SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 17, 2005

                       LIGAND PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

                                    000-20720
                            (Commission File Number)

                           10275 SCIENCE CENTER DRIVE,
                              SAN DIEGO, CALIFORNIA
                    (Address of principal executive offices)

                                 (858) 550-7500
              (Registrant's telephone number, including area code)

                                   77-0160744
                      (I.R.S. Employer Identification No.)

                                   92121-1117
                                   (Zip Code)

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING


     Due to the delay in filing the Company's Form 10-K annual report for the year ended December 31, 2004 and its quarterly reports on Form 10-Q for the periods ended March 31, 2005 and June 30, 2005, the Company is not in compliance with the NASDAQ Stock Market's continued listing requirement set forth in Marketplace Rule 4310(c)(14). The Company received a NASDAQ Staff Determination Letter dated August 17, 2005 regarding the Company's failure to timely file its Form 10-Q for the period ended June 30, 2005. A NASDAQ Listing Qualifications Panel previously agreed to continue the listing of the Company's securities on the NASDAQ National Market provided that the Company files these Forms 10-K and 10-Q on or before August 31, 2005 and September 9, 2005, respectively. Until the Company is current with its periodic reporting requirements with the SEC, the Company's trading symbol will remain LGNDE.


        The Company has issued a press release regarding these matters, which is attached as Exhibit 99.1 hereto.



ITEM 9.01  EXHIBITS

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------
99.1               Press Release of the Company dated August 23, 2005




                                SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned.


                          LIGAND PHARMACEUTICALS INCORPORATED




Date: August 23, 2005     By:      /s/ WARNER R. BROADDUS
                          Name:    Warner R. Broaddus
                          Title:   Vice President, General Counsel & Secretary